UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 17, 2015

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51813 (Commission File Number)	52-2209244 (IRS Employer Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 17, 2015, the Defense Logistics Agency Disposition Services (“DLA”) notified Liquidity Services, Inc. (the “Company”) that the DLA was exercising all three 30-day additional option periods under the second follow-on contract (“Second Follow-On Contract”) to its Surplus Usable Property Sales Contract (Sales Contract Number 08-0001-0001), as amended (the “Surplus Contract”) between the Company and the DLA that had been awarded on February 13, 2015. The Second Follow-On Contract was previously filed by the Company as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 17, 2015.

The amendment extends the Company’s performance period under the Second Follow-On Contract until November 14, 2015.  Under the terms of the Second Follow-On Surplus Contract extension, Liquidity Services manages the receipt, storage, marketing, and disposition of all usable non-rolling stock surplus personal property generated by U.S. Department of Defense installations throughout the United States and its territories. All other terms, including pricing, remain consistent with the prior Surplus Contract.

The exercise of the extension options further delays implementation of the Non-Rolling Stock Multiple Assets Surplus Usable Property Liquidation Sale (Sales Contract Number 14-0091-0002) awarded by the DLA to the Company on July 25, 2014 (the “New Non-Rolling Stock Surplus Contract”) until November 14, 2015. The New Non-Rolling Stock Surplus Contract was previously filed by the Company as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 25, 2014.

A copy of the associated press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this report:

10.1                                      Supplemental Agreement No. 1 to Mutual Agreement for Contract (15-0001-0001) dated February 13, 2015, relating to the Surplus Contract between the Company and the Defense Logistics Agency Disposition Services of the U.S. Department of Defense.

99.1                                   Press Release, dated July 20, 2015, with respect to three month extension of the Second Follow-On Contract to the Surplus Contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: July 21, 2015	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1

Supplemental Agreement No. 1 to Mutual Agreement for Contract (15-0001-0001) dated February 13, 2015, relating to the Surplus Contract between the Company and the Defense Logistics Agency Disposition Services of the U.S. Department of Defense.

99.1	Press Release, dated July 20, 2015, with respect to three month extension of the Second Follow-On Contract to the Surplus Contract.